EXHIBIT 99.1

                              NORTH VALLEY BANCORP



                       SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                             ON ______________, 2000



         The undersigned holder of common stock acknowledges receipt of a copy of the notice of special meeting of shareholders of North Valley Bancorp and the accompanying proxy statement/prospectus dated December __, 1999, and revoking any proxy heretofore given, hereby constitutes and appoints ____________________, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of North Valley Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the special meeting of shareholders of North Valley Bancorp, to be held at the administrative office of North Valley Bank at 880 East Cypress Avenue, Redding, California, on ___________________, at ____:___ __.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement/prospectus and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

         UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

         1. To consider and vote on a proposal to approve the Agreement and Plan of Reorganization and Merger, dated as of October 3, 1999, among North Valley Bancorp, Six Rivers National Bank and NVB Interim National Bank and the transactions contemplated by the plan of reorganization, including the merger of Six Rivers National Bank into NVB Interim National Bank.

         2. To approve amendments to the North Valley Bancorp articles of incorporation and bylaws to provide for the classification of the board of directors.

         3. In their discretion, to transact such other business as may properly come before the special meeting or any postponements or adjournments of the special meeting.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 SET FORTH ABOVE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2 SET FORTH ABOVE.

SHAREHOLDER(S)                                      No. of Common Shares  ______

------------------------------

------------------------------



Date:_________________, 2000                Please date and sign exactly as your
                                            name(s) appears. When signing as
                                            attorney, executor, administrator,
                                            trustee, or guardian, please give
                                            full title. If more than one
                                            trustee, all should sign. All joint
                                            owners should sign. WHETHER OR NOT
                                            YOU PLAN TO ATTEND THIS MEETING,
                                            PLEASE EITHER DATE, SIGN AND RETURN
                                            THIS PROXY AS PROMPTLY AS POSSIBLE
                                            IN THE ENCLOSED POSTAGE-PAID
                                            ENVELOPE OR VOTE BY TELEPHONE AS
                                            INDICATED BELOW.

                                            I/we do [ ] or do not [ ] expect to
                                            attend this meeting.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
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                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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                                VOTE BY TELEPHONE
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[GRAPHIC OF TELEPHONE OMITTED]                    [GRAPHIC OF TELEPHONE OMITTED]

                      [ ] QUICK *** EASY *** IMMEDIATE [ ]
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           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch-tone telephone 24 HOURS A DAY-7 DAYS A WEEK

    There is NO CHARGE to you for this call. - Have your proxy card in hand.

       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

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OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1
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                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

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OPTION 2: If you choose to vote on each Proposal separately, press 0. You will hear these instructions:
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Proposal 1 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

           The instructions are the same for all remaining proposals.

                                       OR

2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                              THANK YOU FOR VOTING.

                                                                    EXHIBIT 99.2

                            SIX RIVERS NATIONAL BANK



                       SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                            ON _______________, 2000


         The undersigned holder of common stock acknowledges receipt of a copy of the notice of special meeting of shareholders of Six Rivers National Bank and the accompanying joint proxy statement/prospectus dated December ___, 1999 and revoking any proxy heretofore given, hereby constitutes and appoints __________________, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Six Rivers National Bank, a national banking association, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the special meeting of shareholders of Six Rivers National Bank, to be held at the main office of the Bank, located at 402 F Street, Eureka, California, on ____________, ________________, at ___:___ __.m. or at any
postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

         UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

         1. To consider and vote on a proposal to approve the Agreement and Plan of Reorganization and Merger, dated as of October 3, 1999, among North Valley Bancorp, Six Rivers National Bank and NVB Interim National Bank and the transactions contemplated by the plan of reorganization, including the merger of Six Rivers National Bank into NVB Interim National Bank.

         2. In their discretion, to transact such other business as may properly come before the special meeting or any postponements or adjournments of the special meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 SET FORTH ABOVE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" PROPOSAL 1 SET FORTH ABOVE.

SHAREHOLDER(S)                                      No. of Common Shares  ______

------------------------------

------------------------------



Date:_________________, 2000                Please date and sign exactly as your
                                            name(s) appears. When signing as
                                            attorney, executor, administrator,
                                            trustee, or guardian, please give
                                            full title. If more than one
                                            trustee, all should sign. All joint
                                            owners should sign. WHETHER OR NOT
                                            YOU PLAN TO ATTEND THIS MEETING,
                                            PLEASE EITHER DATE, SIGN AND RETURN
                                            THIS PROXY AS PROMPTLY AS POSSIBLE
                                            IN THE ENCLOSED POSTAGE-PAID
                                            ENVELOPE OR VOTE BY TELEPHONE AS
                                            INDICATED BELOW.

                                            I/we do [ ] or do not [ ] expect to
                                            attend this meeting.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
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 * * * IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW* * *
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                              FOLD AND DETACH HERE

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                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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[GRAPHIC OF TELEPHONE OMITTED]                    [GRAPHIC OF TELEPHONE OMITTED]

                      HELP US SAVE MONEY--VOTE BY TELEPHONE

                          QUICK *** EASY *** IMMEDIATE
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           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:


Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

o    You will then hear these instructions:

         To vote FOR approval of the Merger Agreement, press 1; to vote AGAINST approval of the Merger Agreement, press 9.

         To ABSTAIN, press 0 and listen to the instructions.


                  WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

                 CALL ** TOLL-FREE ** ON A TOUCH-TONE TELEPHONE
                            1-800-840-1208 - ANYTIME

         There is NO CHARGE to you for this call.

                              THANK YOU FOR VOTING.